Exhibit 10.23

RENEW ENERGY GLOBAL PLC

2021 INCENTIVE AWARD PLAN

STOCK OPTION GRANT NOTICE

Capitalized terms not specifically defined in this Stock Option Grant Notice (the “Grant Notice”) have the meanings given to them in the 2021 Incentive Award Plan (as amended from time to time, the “Plan”) of Renew Energy Global plc (the “Company”).

The Company has granted to the participant listed below (“Participant”) the stock option described in this Grant Notice (the “Option”), subject to the terms and conditions of the Plan and the Stock Option Agreement attached as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference.

Participant:

Grant Date:

Exercise Price per Share:	$10.00

Shares Subject to the Option:	[__][1]

Final Expiration Date:	[__][2]

Vesting Commencement Date:

Vesting Schedule:	Subject to the terms of the Agreement, (i) 6.25% of the Shares subject to the Option will vest on the last day of the first calendar year quarter immediately following the closing of the transactions contemplated by that certain Business Combination Agreement dated as of February 24, 2021 by and among RMG Acquisition Corporation II, Philip Kassin, Renew Energy Global Limited, Renew Power Global Merger Sub and other parties thereto and (ii) 6.25% of the Shares subject to the Option shall vest on the last day of each calendar year quarter thereafter, such that the Shares subject to the Option shall be fully vested on the 16th vesting date.

Type of Option	[Non-Qualified Stock Option]

By Participant’s signature below, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

[1]

NTD: Aggregate number of shares to be granted equal to 5% of the fully diluted outstanding beneficial shares as of immediately following Closing, which shall be apportioned across 2 grant letters based on Participant’s services provided to the Company and to Renew India.

[2]	NTD: 10 years from the Grant Date

RENEW ENERGY GLOBAL PLC	PARTICIPANT

By:
Name:	Sumant Sinha
Title:

STOCK OPTION AGREEMENT

Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan.

ARTICLE I.

GENERAL

1.1 Grant of Option. The Company has granted to Participant the Option effective as of the grant date set forth in the Grant Notice (the “Grant Date”).

1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.

ARTICLE II.

PERIOD OF EXERCISABILITY

2.1 Vesting; Commencement of Exercisability.

(a) Subject to Sections 2.1(b), 2.1(c), 2.1(d) and 2.3, the Option will vest and become exercisable according to the vesting schedule in the Grant Notice (the “Vesting Schedule”) except that any fraction of a Share as to which the Option would be vested or exercisable will be accumulated and will vest and become exercisable only when a whole Share has accumulated.

(b) Subject to this Section 2.1(b) and Section 2.1(c), the Option will immediately expire and be forfeited as to any portion that is not vested and exercisable as of Participant’s Termination of Service. Provided, however, notwithstanding anything in the Grant Notice, the Plan or this Agreement to the contrary, if Participant incurs a Termination of Service other than (i) by the Company for Cause or (ii) by the Participant without Good Reason (as each such terms are defined in the Participant’s service agreement with the Company, dated as of [ ] (the “Employment Agreement”)), including, for the avoidance of doubt, death or Disability, then all unvested portion of the Option shall immediately vest upon such Termination of Service and shall not be capable of being forfeited.

(c) Notwithstanding Section 2.1(b) above, in case of an occurrence of Change in Control to which Participant objects in writing, provided Participant has received notice of such Change in Control at least thirty (30) business days prior to the occurrence of such Change in Control, no later than two (2) business days prior to, or, otherwise, prior to the occurrence of the Change in Control, any unvested portion of the Option shall vest immediately upon the closing of such Change in Control.

(d) Notwithstanding the foregoing, the Board may, in its sole discretion, accelerate the vesting of the Option following the good faith determination that Participant’s performance of Participant’s duties to the Company were sufficiently strong despite adverse market conditions.

2.2 Duration of Exercisability. The Vesting Schedule is cumulative. Any portion of the Option which vests and becomes exercisable will remain vested and exercisable until the Option expires. The Option will be forfeited immediately upon its expiration.

2.3 Expiration of Option. The Option may not be exercised to any extent by anyone after, and will expire on the final expiration date in the Grant Notice.

ARTICLE III.

EXERCISE OF OPTION

3.1 Person Eligible to Exercise. During Participant’s lifetime, only Participant may exercise the Option. After Participant’s death, any exercisable portion of the Option may, prior to the time the Option expires, be exercised by Participant’s Designated Beneficiary as provided in the Plan.

3.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised, in whole or in part, according to the procedures in the Plan at any time prior to the time the Option or portion thereof expires, except that the Option may only be exercised for whole Shares.

3.3 Tax Withholding.

(a) The Company has the right and option, but not the obligation, to treat Participant’s failure to provide timely payment in accordance with the Plan of any withholding tax obligation arising in connection with the Option or required by law as Participant’s election to satisfy all or any portion of the withholding tax by retaining Shares otherwise issuable under the Option. The Company shall withhold a number of Shares, valued at their Fair Market Value, in an amount necessary to satisfy any such withholding tax obligation (and increase Participant’s election pursuant to the Company’s prescribed procedures as in effect from time to time, up to the maximum tax rate applicable to Participant).

(b) Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the Option, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the Option. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or exercise of the Option or the subsequent sale of Shares.

ARTICLE IV.

OTHER PROVISIONS

4.1 Adjustments. Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.

4.2 Service Conditions. In accepting the Option, the Participant acknowledges and agrees that:

(a) Any notice period mandated under Applicable Law or contract shall not be treated as continuous employment for the purpose of determining the vesting of the Option; and the Participant’s right to vesting after Termination of Service, if any, will be measured by the date of Termination of Service and will not be extended by any notice period mandated under Applicable Law or contract. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Participant has incurred a Termination of Service and the effective date of such termination.

(b) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.

(c) The grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted repeatedly in the past.

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(d) All decisions with respect to future Option grants, if any, will be at the sole discretion of the Company.

(e) The Participant’s participation in the Plan shall not create a right to further employment with the Company or another current or future parent or Subsidiary of the Company and shall not interfere with the ability of with the Company or another parent or Subsidiary of the Company to terminate the Participant’s employment at any time, with or without Cause, subject to Applicable Law.

(f) The Participant is voluntarily participating in the Plan.

(g) The Options are extraordinary items that do not constitute compensation of any kind for employment of any kind rendered to the Company or any parent or Subsidiary of the Company, and which are outside the scope of the Participant’s Employment Agreement, if any.

(h) The Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service options, pension or retirement benefits or similar payments.

(i) In the event that the Participant is not an employee of a parent or Subsidiary of the Company, the Option grant will not be interpreted to form an employment contract or relationship with a parent or Subsidiary of the Company.

(j) The future value of the underlying Shares is unknown and cannot be predicted with certainty. The value of the Shares may increase or decrease.

(k) No claim or entitlement to compensation or damages arises from termination of or diminution in value of the Shares and the Participant irrevocably releases the Company, or any parent or Subsidiary of the Company from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim.

4.3 Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the person entitled to exercise the Option) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

4.4 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.5 Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.

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4.6 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

4.7 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the Option will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

4.8 Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

4.9 Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

4.10 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the Option, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to the Option, as and when exercised pursuant to the terms hereof.

4.11 Not a Contract of Employment. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employment or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.

4.12 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.

* * * * *

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RENEW ENERGY GLOBAL PLC

2021 INCENTIVE AWARD PLAN

STOCK OPTION GRANT NOTICE1

Capitalized terms not specifically defined in this Stock Option Grant Notice (the “Grant Notice”) have the meanings given to them in the 2021 Incentive Award Plan (as amended from time to time, the “Plan”) of Renew Energy Global plc (the “Company”).

The Company has granted to the participant listed below (“Participant”) the stock option described in this Grant Notice (the “Option”), subject to the terms and conditions of the Plan and the Stock Option Agreement attached as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference.

Participant:

Grant Date:

Exercise Price per Share:	$10.00[2]

Shares Subject to the Option:	[__][3]

Final Expiration Date:	[__][4]

Vesting Commencement Date:

Vesting Schedule:	Subject to the terms of the Agreement and Participant’s continuous service as an Employee through each vesting date 12.50% of the Shares subject to the Option will vest on the last day of the first calendar year quarter immediately following the Grant Date and on the last day of each calendar year quarter thereafter, such that the Shares subject to the Option shall be fully vested on the 8th vesting date.

Type of Option

By Participant’s signature below, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

[1]

NTD: This award is for the Performance Based Component. Per the term sheet, the Performance Based Component will be made to the extent 100% of the EBITDA targets of the Company are realized. If the EBITDA target for any financial year is not met, then such grants shall accumulate and the CEO shall be entitled to receive a full catch up of all such previous ungranted Performance Based Components in the first year when the EBITDA targets are met.

[2]	NTD: Exercise price will be equal to $10.00 plus 5% compounded interest per year through the date of grant of the applicable option grant.
[3]

NTD: Aggregate number of shares to be granted equal to 0.20% of the fully diluted outstanding beneficial shares as of immediately following Closing, which shall be apportioned across 2 grant letters based on Participant’s services provided to the Company and to Renew India.

[4]	NTD: 10 years from the Grant Date

RENEW ENERGY GLOBAL PLC	PARTICIPANT

By:
Name:	Sumant Sinha
Title:

STOCK OPTION AGREEMENT

Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan.

ARTICLE I.

GENERAL

1.1 Grant of Option. The Company has granted to Participant the Option effective as of the grant date set forth in the Grant Notice (the “Grant Date”).

1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.

ARTICLE II.

PERIOD OF EXERCISABILITY

2.1 Vesting; Commencement of Exercisability.

(a) Subject to Sections 2.1(b), 2.1(c), 2.1(d) and 2.3, the Option will vest and become exercisable according to the vesting schedule in the Grant Notice (the “Vesting Schedule”) except that any fraction of a Share as to which the Option would be vested or exercisable will be accumulated and will vest and become exercisable only when a whole Share has accumulated.

(b) Subject to this Section 2.1(b) and Section 2.1(c) below, any unvested portion of the Option shall be forfeited upon Participant’s Termination of Service. Provided, however, notwithstanding anything in the Grant Notice, the Plan or this Agreement to the contrary, if Participant incurs a Termination of Service other than (i) by the Company for Cause; or (ii) by the Participant without Good Reason (as each such terms are defined in the Participant’s [employment agreement with the Company, dated as of [ ]] (the “Employment Agreement”)), then subject to Section 2.1 (c) below, any unvested portion of the Option shall immediately vest upon such Termination of Service and shall not be capable of being forfeited.

(c) Notwithstanding Section 2.1(b) above, in case of (i) an occurrence of Change in Control (“Transaction”) to which Participant objects in writing, provided Participant has received notice of such Change in Control at least thirty (30) business days prior to the occurrence of such Change in Control, no later than two (2) business days prior to, or, otherwise, prior to the occurrence of the Change in Control, (ii) cessation of employment for death or Disability or (iii) Termination of Service without Cause (other than due to poor performance (which poor performance is documented with reasons and approved by the Board of Directors, acting reasonably)), in each case, the entire Options (including for avoidance of doubt any Options that are not granted up to that date) shall become immediately granted and vested on an accelerated basis simultaneously with the occurrence of the aforesaid events.

(d) Notwithstanding the foregoing, the Board may, in its sole discretion, accelerate the vesting of the Option following the good faith determination that Participant’s performance of Participant’s duties to the Company were sufficiently strong despite adverse market conditions.

2.2 Duration of Exercisability. The Vesting Schedule is cumulative. Any portion of the Option which vests and becomes exercisable will remain vested and exercisable until the Option expires. The Option will be forfeited immediately upon its expiration.

2.3 Expiration of Option. The Option may not be exercised to any extent by anyone after, and will expire on, the final expiration date in the Grant Notice.

ARTICLE III.

EXERCISE OF OPTION

3.1 Person Eligible to Exercise. During Participant’s lifetime, only Participant may exercise the Option. After Participant’s death, any exercisable portion of the Option may, prior to the time the Option expires, be exercised by Participant’s Designated Beneficiary as provided in the Plan.

3.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised, in whole or in part, according to the procedures in the Plan at any time prior to the time the Option or portion thereof expires, except that the Option may only be exercised for whole Shares.

3.3 Tax Withholding.

(a) The Company has the right and option, but not the obligation, to treat Participant’s failure to provide timely payment in accordance with the Plan of any withholding tax obligation arising in connection with the Option or required by law as Participant’s election to satisfy all or any portion of the withholding tax by retaining Shares otherwise issuable under the Option. The Company shall withhold a number of Shares, valued at their Fair Market Value, in an amount necessary to satisfy any such withholding tax obligation (and increase Participant’s election pursuant to the Company’s prescribed procedures as in effect from time to time, up to the maximum tax rate applicable to Participant).

(b) Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the Option, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the Option. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or exercise of the Option or the subsequent sale of Shares.

ARTICLE IV.

OTHER PROVISIONS

4.1 Adjustments. Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.

4.2 Service Conditions. In accepting the Option, the Participant acknowledges and agrees that:

(a) Any notice period mandated under Applicable Law or contract shall not be treated as continuous employment for the purpose of determining the vesting of the Option; and the Participant’s right to vesting after Termination of Service, if any, will be measured by the date of Termination of Service and will not be extended by any notice period mandated under Applicable Law or contract. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Participant has incurred a Termination of Service and the effective date of such termination.

(b) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.

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(c) The Participant’s participation in the Plan shall not create a right to further employment with the Company or another current or future parent or Subsidiary of the Company and shall not interfere with the ability of with the Company or another parent or Subsidiary of the Company to terminate the Participant’s employment at any time, with or without Cause, subject to Applicable Law.

(d) The Participant is voluntarily participating in the Plan.

(e) The Options are extraordinary items that do not constitute compensation of any kind for employment of any kind rendered to the Company or any parent or Subsidiary of the Company, and which are outside the scope of the Participant’s Employment Agreement, if any.

(f) The Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service options, pension or retirement benefits or similar payments.

(g) In the event that the Participant is not an employee of a parent or Subsidiary of the Company, the Option grant will not be interpreted to form an employment contract or relationship with a parent or subsidiary of the Company.

(h) The future value of the underlying Shares is unknown and cannot be predicted with certainty. The value of the Shares may increase or decrease.

(i) No claim or entitlement to compensation or damages arises from termination of or diminution in value of the Shares and the Participant irrevocably releases the Company, or any parent or Subsidiary of the Company from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim.

4.3 Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the person entitled to exercise the Option) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

4.4 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.5 Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.

4.6 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

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4.7 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the Option will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

4.8 Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

4.9 Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

4.10 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the Option, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to the Option, as and when exercised pursuant to the terms hereof.

4.11 Not a Contract of Employment. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employment or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.

4.12 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.

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RENEW ENERGY GLOBAL PLC

2021 INCENTIVE AWARD PLAN

STOCK OPTION GRANT NOTICE1

Capitalized terms not specifically defined in this Stock Option Grant Notice (the “Grant Notice”) have the meanings given to them in the 2021 Incentive Award Plan (as amended from time to time, the “Plan”) of Renew Energy Global plc (the “Company”).

The Company has granted to the participant listed below (“Participant”) the stock option described in this Grant Notice (the “Option”), subject to the terms and conditions of the Plan and the Stock Option Agreement attached as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference.

Participant:

Grant Date:

Exercise Price per Share:	$10.00[2]

Shares Subject to the Option:	[__][3]

Final Expiration Date:	[__][4]

Vesting Commencement Date:

Vesting Schedule:	Subject to the terms of the Agreement and Participant’s continuous service as an Employee through each vesting date, 12.50% of the Shares subject to the Option will vest on the last day of the first calendar year quarter immediately following the Grant Date and on the last day of each calendar year quarter thereafter, such that the Shares subject to the Option shall be fully vested on the 8th vesting date.

Type of Option

By Participant’s signature below, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

[1]

NTD: This award is for the Time Based Component. Per the term sheet, the Performance Based Component will be made under a separate grant to the extent 100% of the EBITDA targets of the Company are realized.

[2]	NTD: Exercise price will be equal to $10.00 plus 5% compounded interest per year through the date of grant of the applicable option grant.
[3]

NTD: Aggregate number of shares to be granted equal to 0.80% of the fully diluted outstanding beneficial shares as of immediately following Closing, which shall be apportioned across 2 grant letters based on Participant’s services provided to the Company and to Renew India. Each award shall be subject to the CEO’s continued employment with the Company on the date of grant and shall be granted on the first, second, third and fourth anniversary of the Closing.

[4]	NTD: 10 years from the Grant Date

RENEW ENERGY GLOBAL PLC	PARTICIPANT

By:
Name:	Sumant Sinha
Title:

STOCK OPTION AGREEMENT

Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan.

ARTICLE I.

GENERAL

1.1 Grant of Option. The Company has granted to Participant the Option effective as of the grant date set forth in the Grant Notice (the “Grant Date”).

1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.

ARTICLE II.

PERIOD OF EXERCISABILITY

2.1 Vesting; Commencement of Exercisability.

(a) Subject to Sections 2.1(b), 2.1(c), 2.1(d) and 2.3, the Option will vest and become exercisable according to the vesting schedule in the Grant Notice (the “Vesting Schedule”) except that any fraction of a Share as to which the Option would be vested or exercisable will be accumulated and will vest and become exercisable only when a whole Share has accumulated.

(b) Subject to this Section 2.1(b) and Section 2.1(c) below, any unvested portion of the Option shall be forfeited upon Participant’s Termination of Service. Provided, however, notwithstanding anything in the Grant Notice, the Plan or this Agreement to the contrary, if Participant incurs a Termination of Service other than (i) by the Company for Cause; or (ii) by the Participant without Good Reason (as each such terms are defined in the Participant’s [employment agreement with the Company, dated as of [ ]] (the “Employment Agreement”)), then, subject to Section 2.1(c) below, -unvested portion of the Option shall immediately vest upon such Termination of Service and shall not be capable of being forfeited.

(c) Notwithstanding Section 2.1(b) above, in case of (i) an occurrence of a Change in Control to which Participant objects in writing, provided Participant has received notice of such Change in Control at least thirty (30) business days prior to the occurrence of such Change in Control, no later than two (2) business days prior to, or, otherwise, prior to the occurrence of the Change in Control, (ii) cessation of employment for death or Disability or (iii) Termination of Service without Cause (other than due to poor performance (which poor performance is documented with reasons and approved by the Board of Directors, acting reasonably)), in each case, the entire Options (including for avoidance of doubt any Options that are not granted up to that date) shall become immediately granted and vested on an accelerated basis simultaneously with the occurrence of the aforesaid events.

(d) Notwithstanding the foregoing, the Board may, in its sole discretion, accelerate the vesting of the Option following the good faith determination that Participant’s performance of Participant’s duties to the Company were sufficiently strong despite adverse market conditions.

2.2 Duration of Exercisability. The Vesting Schedule is cumulative. Any portion of the Option which vests and becomes exercisable will remain vested and exercisable until the Option expires. The Option will be forfeited immediately upon its expiration.

2.3 Expiration of Option. The Option may not be exercised to any extent by anyone after, and will expire on, the final expiration date in the Grant Notice

ARTICLE III.

EXERCISE OF OPTION

3.1 Person Eligible to Exercise. During Participant’s lifetime, only Participant may exercise the Option. After Participant’s death, any exercisable portion of the Option may, prior to the time the Option expires, be exercised by Participant’s Designated Beneficiary as provided in the Plan.

3.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised, in whole or in part, according to the procedures in the Plan at any time prior to the time the Option or portion thereof expires, except that the Option may only be exercised for whole Shares.

3.3 Tax Withholding.

(a) The Company has the right and option, but not the obligation, to treat Participant’s failure to provide timely payment in accordance with the Plan of any withholding tax obligation arising in connection with the Option or required by law as Participant’s election to satisfy all or any portion of the withholding tax by retaining Shares otherwise issuable under the Option. The Company shall withhold a number of Shares, valued at their Fair Market Value, in an amount necessary to satisfy any such withholding tax obligation (and increase Participant’s election pursuant to the Company’s prescribed procedures as in effect from time to time, up to the maximum tax rate applicable to Participant).

(b) Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the Option, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the Option. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or exercise of the Option or the subsequent sale of Shares.

ARTICLE IV.

OTHER PROVISIONS

4.1 Adjustments. Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.

4.2 Service Conditions. In accepting the Option, the Participant acknowledges and agrees that:

(a) Any notice period mandated under Applicable Law or contract shall not be treated as continuous employment for the purpose of determining the vesting of the Option; and the Participant’s right to vesting after Termination of Service, if any, will be measured by the date of Termination of Service and will not be extended by any notice period mandated under Applicable Law or contract. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Participant has incurred a Termination of Service and the effective date of such termination.

(b) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.

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(c) The Participant’s participation in the Plan shall not create a right to further employment with the Company or another current or future parent or Subsidiary of the Company and shall not interfere with the ability of with the Company or another parent or Subsidiary of the Company to terminate the Participant’s employment at any time, with or without Cause, subject to Applicable Law.

(d) The Participant is voluntarily participating in the Plan.

(e) The Options are extraordinary items that do not constitute compensation of any kind for employment of any kind rendered to the Company or any parent or Subsidiary of the Company, and which are outside the scope of the Participant’s Employment Agreement, if any.

(f) The Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service options, pension or retirement benefits or similar payments.

(g) In the event that the Participant is not an employee of a parent or Subsidiary of the Company, the Option grant will not be interpreted to form an employment contract or relationship with a parent or subsidiary of the Company.

(h) The future value of the underlying Shares is unknown and cannot be predicted with certainty. The value of the Shares may increase or decrease.

(i) No claim or entitlement to compensation or damages arises from termination of or diminution in value of the Shares and the Participant irrevocably releases the Company, or any parent or Subsidiary of the Company from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim.

4.3 Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the person entitled to exercise the Option) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

4.4 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.5 Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.

4.6 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

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4.7 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the Option will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

4.8 Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

4.9 Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

4.10 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the Option, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to the Option, as and when exercised pursuant to the terms hereof.

4.11 Not a Contract of Employment. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employment or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.

4.12 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.

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RENEW ENERGY GLOBAL PLC

2021 INCENTIVE AWARD PLAN

STOCK OPTION GRANT NOTICE

Capitalized terms not specifically defined in this Stock Option Grant Notice (the “Grant Notice”) have the meanings given to them in the 2021 Incentive Award Plan (as amended from time to time, the “Plan”) of Renew Energy Global plc (the “Company”).

The Company has granted to the participant listed below (“Participant”) the stock option described in this Grant Notice (the “Option”), subject to the terms and conditions of the Plan and the Stock Option Agreement attached as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference.

Participant:

Grant Date:

Exercise Price per Share:	$10.00

Shares Subject to the Option:	[__][1]

Final Expiration Date:	[__][2]

Vesting Commencement Date:

Vesting Schedule:	Subject to the terms of the Agreement, (i) 12.5% of the Shares subject to the Option will vest on the last day of the first calendar year quarter immediately following the closing of the transactions contemplated by that certain Business Combination Agreement dated as of February 24, 2021 by and among RMG Acquisition Corporation II, Philip Kassin, Renew Energy Global Limited, Renew Power Global Merger Sub and other parties thereto and (ii) 12.5% of the Shares subject to the Option shall vest on the last day of each calendar year quarter thereafter, such that the Shares subject to the Option shall be fully vested on the 8th vesting date.

Type of Option

By Participant’s signature below, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

[1]	NTD: Total number of shares for other management team members to cumulatively equal 2.5% of the fully diluted outstanding beneficial shares as of immediately following Closing.
[2]	NTD: 10 years from the Grant Date

RENEW ENERGY GLOBAL PLC	PARTICIPANT

By:
Name:
Title:

STOCK OPTION AGREEMENT

Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan.

ARTICLE I.

GENERAL

1.1 Grant of Option. The Company has granted to Participant the Option effective as of the grant date set forth in the Grant Notice (the “Grant Date”).

1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.

ARTICLE II.

PERIOD OF EXERCISABILITY

2.1 Vesting; Commencement of Exercisability.

(a) Subject to Sections 2.1(b), 2.1(c), 2.1(d) and 2.3, the Option will vest and become exercisable according to the vesting schedule in the Grant Notice (the “Vesting Schedule”) except that any fraction of a Share as to which the Option would be vested or exercisable will be accumulated and will vest and become exercisable only when a whole Share has accumulated.

(b) Subject to this Section 2.1(b), any unvested portion of the Option shall be forfeited upon Participant’s Termination of Service. Provided, however, notwithstanding anything in the Grant Notice, the Plan or this Agreement to the contrary, if Participant incurs a Termination of Service other than (i) by the Company for Cause; or (ii) by the Participant without Good Reason (as such terms are defined below), including, for the avoidance of doubt, death or Disability, any then-unvested portion of the Option shall immediately vest upon such Termination of Service and shall not be capable of being forfeited.

(c) Notwithstanding the foregoing, the Board may, in its sole discretion, accelerate the vesting of the Option following the good faith determination that Participant’s performance of Participant’s duties to the Company were sufficiently strong despite adverse market conditions.

(d) “Cause” means any of the following events as determined by the Board by following due procedure in consonance with principles of natural justice and duly communicated in writing to the Participant: (i) the commission of an act of willful misconduct, breach of fiduciary duty, fraud, theft or embezzlement on the part of the Participant; (ii) the conviction or indictment of Participant, or a plea of nolo contendere by Participant, to any felony or any crime involving moral turpitude; (iii) the commission of an act of willful misconduct in the nature of: (A) Participant’s material breach of the Participant’s employment agreement or offer letter with the Company; (B) Participant’s deliberate and persistent failure to (x) substantially perform Participant’s duties with the Company or any of its subsidiaries (other than any such failure resulting from Participant’s Disability) following repeated written notices to the Participant which specifically identifies the manner in which the Company believes that Participant has consistently failed to perform Participant’s duties or (y) comply with, in any material respect, any of the Company’s material policies following written notice to the Participant which specifically identifies the manner in which the Company believes that Participant has consistently failed to perform Participant’s duties; (C) the Participant’s deliberate and persistent failure in any material respect to carry out or comply with any lawful and reasonable directive of the Board following written notice to Participant. Process to determine ‘deliberate and persistent’ failure shall mean failure of the Participant to cure any breach within 90 days of having been issued written notice identifying the breach and after having been provided an opportunity to do so. If the Participant commits the same breach again, then that will constitute “cause”.

(e) “Good Reason” means (i) a material reduction, without Participant’s consent, in Participant’s base salary or annual target bonus opportunity, (ii) a material and adverse change in Participant’s authority, duties or responsibilities, or (iii) a material breach of the employment agreement by the Company or (iv) a Change in Control Event (as defined in the Company’s 2021 incentive plan). Notwithstanding the foregoing, no Good Reason will have occurred unless and until Participant has (a) provided the Company, within ninety (90) days of Participant’s knowledge of the occurrence of the fact and circumstances underlying the Good Reason event, written notice stating the applicable facts and circumstances underlying such finding of Good Reason; (b) provided the Company with an opportunity to cure the same within thirty (30) days after the receipt of such notice; and (c) the Participant resigns employment within one hundred and eighty (180) days following the Company’s failure to cure.

2.2 Duration of Exercisability. The Vesting Schedule is cumulative. Any portion of the Option which vests and becomes exercisable will remain vested and exercisable until the Option expires. The Option will be forfeited immediately upon its expiration.

2.3 Expiration of Option. The Option may not be exercised to any extent by anyone after, and will expire on the final expiration date in the Grant Notice.

ARTICLE III.

EXERCISE OF OPTION

3.1 Person Eligible to Exercise. During Participant’s lifetime, only Participant may exercise the Option. After Participant’s death, any exercisable portion of the Option may, prior to the time the Option expires, be exercised by Participant’s Designated Beneficiary as provided in the Plan.

3.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised, in whole or in part, according to the procedures in the Plan at any time prior to the time the Option or portion thereof expires, except that the Option may only be exercised for whole Shares.

3.3 Tax Withholding.

(a) The Company has the right and option, but not the obligation, to treat Participant’s failure to provide timely payment in accordance with the Plan of any withholding tax obligation arising in connection with the Option or required by law as Participant’s election to satisfy all or any portion of the withholding tax by retaining Shares otherwise issuable under the Option. The Company shall withhold a number of Shares, valued at their Fair Market Value, in an amount necessary to satisfy any such withholding tax obligation (and increase Participant’s election pursuant to the Company’s prescribed procedures as in effect from time to time, up to the maximum tax rate applicable to Participant).

(b) Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the Option, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the Option. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or exercise of the Option or the subsequent sale of Shares.

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ARTICLE IV.

OTHER PROVISIONS

4.1 Adjustments. Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.

4.2 Service Conditions. In accepting the Option, the Participant acknowledges and agrees that:

(a) Any notice period mandated under Applicable Law or contract shall not be treated as continuous employment for the purpose of determining the vesting of the Option; and the Participant’s right to vesting after Termination of Service, if any, will be measured by the date of Termination of Service and will not be extended by any notice period mandated under Applicable Law or contract. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Participant has incurred a Termination of Service and the effective date of such termination.

(b) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.

(c) The grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted repeatedly in the past.

(d) All decisions with respect to future Option grants, if any, will be at the sole discretion of the Company.

(e) The Participant’s participation in the Plan shall not create a right to further employment with the Company or another current or future parent or Subsidiary of the Company and shall not interfere with the ability of the Company or another parent or Subsidiary of the Company to terminate the Participant’s employment at any time, with or without Cause, subject to Applicable Law.

(f) The Participant is voluntarily participating in the Plan.

(g) The Options are extraordinary items that do not constitute compensation of any kind for employment of any kind rendered to the Company or any parent or Subsidiary of the Company, and which are outside the scope of the Participant’s Employment Agreement, if any.

(h) The Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service options, pension or retirement benefits or similar payments.

(i) In the event that the Participant is not an employee of a parent or Subsidiary of the Company, the Option grant will not be interpreted to form an employment contract or relationship with a parent or Subsidiary of the Company.

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(j) The future value of the underlying Shares is unknown and cannot be predicted with certainty. The value of the Shares may increase or decrease.

(k) No claim or entitlement to compensation or damages arises from termination of or diminution in value of the Shares and the Participant irrevocably releases the Company, or any parent or Subsidiary of the Company from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim.

4.3 Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the person entitled to exercise the Option) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

4.4 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.5 Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.

4.6 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

4.7 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the Option will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

4.8 Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

4.9 Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

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4.10 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the Option, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to the Option, as and when exercised pursuant to the terms hereof.

4.11 Not a Contract of Employment. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employment or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.

4.12 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.

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RENEW ENERGY GLOBAL PLC

2021 STOCK ENTITLEMENT PROGRAM

STOCK OPTION GRANT NOTICE

Capitalized terms not specifically defined in this Stock Option Grant Notice (the “Grant Notice”) have the meanings given to them in the 2021 Incentive Award Plan (as amended from time to time, the “Plan”) of Renew Energy Global plc (the “Company”).

The Company has granted to the participant listed below (“Participant”) the stock option described in this Grant Notice (the “Option”), subject to the terms and conditions of the Plan and the Stock Option Agreement attached as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference.

Participant:

Grant Date:

Exercise Price per Share:	$[__][1]

Shares Subject to the Option:	[__][2]

Final Expiration Date:	[__][3]

Vesting Commencement Date:

Vesting Schedule:	[4]

Type of Option

By Participant’s signature below, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

[1]	NTD: Include applicable strike price for each grant.
[2]	NTD: Include as applicable.
[3]	NTD: 10 years from the Grant Date
[4]

NTD: For immediate vesting: Subject to the terms of the Agreement, 100% of the Shares subject to the Option shall be vested on the Grant Date; For quarterly vesting: Subject to the terms of the Agreement and Participant’s continuous service as an Employee through each vesting date, the Option shall vest in 16 substantially equal quarterly installments following the Grant Date, such that the Option will be fully vested on the [4th] anniversary of the Grant Date. For cliff vesting and quarterly thereafter: Subject to the terms of the Agreement and Participant’s continuous service as an Employee through each vesting date, (i) [25]% of the Shares subject to the Option will vest on first anniversary of the Grant Date and (ii) the remaining [75]% of the Shares subject to the Option shall vest in substantially equal quarterly installments thereafter, such that the Shares subject to the Option shall be fully vested on the 4th anniversary of the Grant Date.

RENEW ENERGY GLOBAL PLC	PARTICIPANT

By:
Name:
Title:

STOCK OPTION AGREEMENT

Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan.

ARTICLE I.

GENERAL

1.1 Grant of Option. The Company has granted to Participant the Option effective as of the grant date set forth in the Grant Notice (the “Grant Date”).

1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.

ARTICLE II.

PERIOD OF EXERCISABILITY

2.1 Vesting; Commencement of Exercisability.

(a) Subject to Sections 2.1(b) and 2.3, the Option will vest and become exercisable according to the vesting schedule in the Grant Notice (the “Vesting Schedule”) except that any fraction of a Share as to which the Option would be vested or exercisable will be accumulated and will vest and become exercisable only when a whole Share has accumulated.

(b) Subject to this Section 2.1(b), any unvested portion of the Option shall be forfeited upon Participant’s Termination of Service. Provided, however, notwithstanding anything in the Grant Notice, the Plan or this Agreement to the contrary, if Participant incurs a Termination of Service other than (i) by the Company for Cause; or (ii) by the Participant without Good Reason (as such terms are defined below), including, for the avoidance of doubt, death or Disability, any then-unvested portion of the Option shall immediately vest upon such Termination of Service and shall not be capable of being forfeited.

(c) Notwithstanding the foregoing, the Board may, in its sole discretion, accelerate the vesting of the Option following the good faith determination that Participant’s performance of Participant’s duties to the Company were sufficiently strong despite adverse market conditions.

(d) “Cause” means any of the following events as determined by the Board by following due procedure in consonance with principles of natural justice and duly communicated in writing to the Participant: (i) the commission of an act of willful misconduct, breach of fiduciary duty, fraud, theft or embezzlement on the part of the Participant; (ii) the conviction or indictment of Participant, or a plea of nolo contendere by Participant, to any felony or any crime involving moral turpitude; (iii) the commission of an act of willful misconduct in the nature of: (A) Participant’s material breach of the Participant’s employment agreement or offer letter with the Company; (B) Participant’s deliberate and persistent failure to (x) substantially perform Participant’s duties with the Company or any of its subsidiaries (other than any such failure resulting from Participant’s Disability) following repeated written notices to the Participant which specifically identifies the manner in which the Company believes that Participant has consistently failed to perform Participant’s duties or (y) comply with, in any material respect, any of the Company’s material policies following written notice to the Participant which specifically identifies the manner in which the Company believes that Participant has consistently failed to perform Participant’s duties; (C) the Participant’s deliberate and persistent failure in any material respect to carry out or comply with any lawful and reasonable directive of the Board following written notice to Participant. Process to determine ‘deliberate and persistent’ failure shall mean failure of the Participant to cure any breach within 90 days of having been issued written notice identifying the breach and after having been provided an opportunity to do so. If the Participant commits the same breach again, then that will constitute “cause”.

(e) “Good Reason” means (i) a material reduction, without Participant’s consent, in Participant’s base salary or annual target bonus opportunity, (ii) a material and adverse change in Participant’s authority, duties or responsibilities, or (iii) a material breach of the employment agreement by the Company or (iv) a Change in Control Event (as defined in the Company’s 2021 incentive plan). Notwithstanding the foregoing, no Good Reason will have occurred unless and until Participant has (a) provided the Company, within ninety (90) days of Participant’s knowledge of the occurrence of the fact and circumstances underlying the Good Reason event, written notice stating the applicable facts and circumstances underlying such finding of Good Reason; (b) provided the Company with an opportunity to cure the same within thirty (30) days after the receipt of such notice; and (c) the Participant resigns employment within one hundred and eighty (180) days following the Company’s failure to cure.

2.2 Duration of Exercisability. The Vesting Schedule is cumulative. Any portion of the Option which vests and becomes exercisable will remain vested and exercisable until the Option expires. The Option will be forfeited immediately upon its expiration.

2.3 Expiration of Option. The Option may not be exercised to any extent by anyone after, and will expire on, the final expiration date in the Grant Notice.

ARTICLE III.

EXERCISE OF OPTION

3.1 Person Eligible to Exercise. During Participant’s lifetime, only Participant may exercise the Option. After Participant’s death, any exercisable portion of the Option may, prior to the time the Option expires, be exercised by Participant’s Designated Beneficiary as provided in the Plan.

3.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised, in whole or in part, according to the procedures in the Plan at any time prior to the time the Option or portion thereof expires, except that the Option may only be exercised for whole Shares.

3.3 Tax Withholding.

(a) The Company has the right and option, but not the obligation, to treat Participant’s failure to provide timely payment in accordance with the Plan of any withholding tax obligation arising in connection with the Option or required by law as Participant’s election to satisfy all or any portion of the withholding tax by retaining Shares otherwise issuable under the Option. The Company shall withhold a number of Shares, valued at their Fair Market Value, in an amount necessary to satisfy any such withholding tax obligation (and increase Participant’s election pursuant to the Company’s prescribed procedures as in effect from time to time, up to the maximum tax rate applicable to Participant).

(b) Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the Option, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the Option. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or exercise of the Option or the subsequent sale of Shares.

ARTICLE IV.

OTHER PROVISIONS

4.1 Adjustments. Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.

4.2 Service Conditions. In accepting the Option, the Participant acknowledges and agrees that:

(a) Any notice period mandated under Applicable Law or contract shall not be treated as continuous employment for the purpose of determining the vesting of the Option; and the Participant’s right to vesting after Termination of Service, if any, will be measured by the date of Termination of Service and will not be extended by any notice period mandated under Applicable Law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Participant has incurred a Termination of Service and the effective date of such termination.

(b) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.

(c) The grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted repeatedly in the past.

(d) All decisions with respect to future Option grants, if any, will be at the sole discretion of the Company.

(e) The Participant’s participation in the Plan shall not create a right to further employment with the Company or another current or future parent or Subsidiary of the Company and shall not interfere with the ability of with the Company or another parent or Subsidiary of the Company to terminate the Participant’s employment at any time, with or without Cause, subject to Applicable Law.

(f) The Participant is voluntarily participating in the Plan.

(g) The Options are extraordinary items that do not constitute compensation of any kind for employment of any kind rendered to the Company or any parent or Subsidiary of the Company, and which are outside the scope of the Participant’s Employment Agreement, if any.

(h) The Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service options, pension or retirement benefits or similar payments.

(i) In the event that the Participant is not an employee of a parent or Subsidiary of the Company, the Option grant will not be interpreted to form an employment contract or relationship with a parent or Subsidiary of the Company.

(j) The future value of the underlying Shares is unknown and cannot be predicted with certainty. The value of the Shares may increase or decrease.

(k) No claim or entitlement to compensation or damages arises from termination of or diminution in value of the Shares and the Participant irrevocably releases the Company, or any parent or Subsidiary of the Company from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim.

4.3 Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the person entitled to exercise the Option) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

4.4 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.5 Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.

4.6 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

4.7 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the Option will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

4.8 Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

4.9 Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

4.10 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the Option, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to the Option, as and when exercised pursuant to the terms hereof.

4.11 Not a Contract of Employment. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employment or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.

4.12 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.

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RENEW ENERGY GLOBAL PLC

NON-EMPLOYEE – 2021 INCENTIVE AWARD PLAN

RESTRICTED STOCK UNIT GRANT NOTICE

Capitalized terms not specifically defined in this Restricted Stock Unit Grant Notice (the “Grant Notice”) have the meanings given to them in the Non-Employee 2021 Incentive Award Plan (as amended from time to time, the “Plan”) of Renew Energy Global PLC. (the “Company”).

The Company has granted to the participant listed below (“Participant”) the Restricted Stock Units described in this Grant Notice (the “RSUs”), subject to the terms and conditions of the Plan and the Restricted Stock Unit Agreement attached as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference.

Participant:

Grant Date:

Number of RSUs:

Vesting Commencement Date:

Vesting Schedule:	[To be specified in individual award agreements]

By Participant’s signature below, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

RENEW ENERGY GLOBAL PLC	PARTICIPANT

By:
Name:	[Participant Name]
Title:

Exhibit A

RESTRICTED STOCK UNIT AGREEMENT

Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan.

ARTICLE I.

GENERAL

1.1 Award of RSUs and Dividend Equivalents.

(a) The Company has granted the RSUs to Participant effective as of the grant date set forth in the Grant Notice (the “Grant Date”). Each RSU represents the right to receive one Share, subject to Article 2.2, or, at the option of the Company, an amount of cash, or a combination of both, in each case, as set forth in this Agreement. Participant will have no right to the distribution of any Shares or payment of any cash until the time (if ever) the RSUs have vested.

(b) The Company hereby grants to Participant, with respect to each RSU, a Dividend Equivalent for ordinary cash dividends paid to substantially all holders of outstanding Shares with a record date after the Grant Date and prior to the date the applicable RSU is settled, forfeited or otherwise expires. Each Dividend Equivalent entitles Participant to receive the equivalent value of any such ordinary cash dividends paid on a single Share. The Company will establish a separate Dividend Equivalent bookkeeping account (a “Dividend Equivalent Account”) for each Dividend Equivalent and credit the Dividend Equivalent Account (without interest) on the applicable dividend payment date with the amount of any such cash paid.

1.2 Incorporation of Terms of Plan. The RSUs are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.

1.3 Unsecured Promise. The RSUs and Dividend Equivalents will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.

ARTICLE II.

VESTING; FORFEITURE AND SETTLEMENT

2.1 Vesting; Forfeiture. The RSUs will vest according to the vesting schedule in the Grant Notice except that any fraction of an RSU that would otherwise be vested will be accumulated and will vest only when a whole RSU has accumulated. In the event of Participant’s Termination of Service for any reason, all unvested RSUs will immediately and automatically be cancelled and forfeited, except as otherwise determined by the Administrator or provided in a binding written agreement between Participant and the Company. Dividend Equivalents (including any Dividend Equivalent Account balance) will vest or be forfeited, as applicable, upon the vesting or forfeiture of the RSU with respect to which the Dividend Equivalent (including the Dividend Equivalent Account) relates.

2.2 Settlement.

(a) Subject to Article 2.2(b), RSUs and Dividend Equivalents (including any Dividend Equivalent Account balance) will be paid in Shares or cash at the Company’s option as soon as administratively practicable after the vesting of the applicable RSU, but in no event more than sixty (60) days after the RSU’s vesting date. Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)), provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.

(b) Prior to the settlement of the RSU in Shares, the Participant undertakes to pay to the Company the nominal value payable in respect of each Share issued to the Participant upon vesting of the RSU.

(c) If an RSU is paid in cash, the amount of cash paid with respect to the RSU will equal the Fair Market Value of a Share on the day immediately preceding the payment date. If a Dividend Equivalent is paid in Shares, the number of Shares paid with respect to the Dividend Equivalent will equal the quotient, rounded down to the nearest whole Share, of the Dividend Equivalent Account balance divided by the Fair Market Value of a Share on the day immediately preceding the payment date.

ARTICLE III.

TAXATION AND TAX WITHHOLDING

3.1 Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

3.2 Tax Withholding.

(a) The Company has the right and option, but not the obligation, to treat Participant’s failure to provide timely payment in accordance with the Plan of any withholding tax arising in connection with the RSUs or Dividend Equivalents as Participant’s election to satisfy all or any portion of the withholding tax by requesting the Company retain Shares otherwise issuable under the Award.

(b) Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the RSUs and the Dividend Equivalents, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the RSUs or Dividend Equivalents. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the RSUs or the Dividend Equivalents or the subsequent sale of Shares. The Company and the Subsidiaries do not commit and are under no obligation to structure the RSUs or Dividend Equivalents to reduce or eliminate Participant’s tax liability.

ARTICLE IV.

OTHER PROVISIONS

4.1 Adjustments. Participant acknowledges that the RSUs, the Shares subject to the RSUs and the Dividend Equivalents are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.

4.2 Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at Participant’s last known mailing address or email address in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company.

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4.3 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.4 Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.

4.5 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

4.6 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement, the RSUs and the Dividend Equivalents will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

4.7 Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

4.8 Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

4.9 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs and Dividend Equivalents, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the RSUs and Dividend Equivalents, as and when settled pursuant to the terms of this Agreement.

4.10 Not a Contract of Employment. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.

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4.11 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.

* * * * *

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